EXHIBIT 10.60

THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING

CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into on this 24th day of January, 2014 (the “Effective Date”), by and among NEOGENOMICS LABORATORIES, INC., a Florida corporation (“Borrower”), NEOGENOMICS, INC., a Nevada corporation (“Guarantor”, together with Borrower, individually, a “Credit Party” and collectively, the “Credit Parties”) and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“Lender”) as agent for the lenders to the Credit Agreement.

RECITALS

A. The Credit Parties and Lender have entered into that certain Amended and Restated Revolving Credit and Security Agreement, dated as of April 26, 2010 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Credit Parties have requested that Lender agree to make certain amendments to the Credit Agreement. Lender has agreed to this request on the conditions set forth in this Agreement.

C. Pursuant to the terms and conditions of this Amendment, the Credit Parties and the Lender have agreed to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I - DEFINITIONS

1.01 Definitions. Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II - AMENDMENT

2.01 Amendment to Annex I of the Credit Agreement. Effective as of the Effective Date, Annex I of the Credit Agreement is hereby amended by deleting the definition of “Cash Velocity Percentage” in Annex I of the Credit Agreement in its entirety and replacing it with the following

“Cash Velocity Percentage” shall mean (a) 80% for the period beginning December 31, 2012 and ending on March 31, 2013, (b) 75.0% for the period beginning December 1, 2013 and ending March 31, 2014 and (b) 87.5% at all other times.

ARTICLE III - FACILITY CAP COVENANT

3.01 Covenant: Notwithstanding anything to the contrary contained in any of the Loan Documents, the parties hereto agree that the aggregate amount of Advances

ARTICLE IV - CONDITIONS PRECEDENT

4.01 Conditions to Effectiveness. The effectiveness of this Amendment against Lender is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender in its sole discretion, unless specifically waived in writing by Lender:

(a) Lender shall have received this Amendment duly executed by each party thereto;

(b) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifiers contained in the Loan Documents);

(c) no Default or Event of Default shall be in existence;

(d) Lender shall have received the duly authorized resolutions Borrower and Guarantor approving the transactions contemplated herein; and

(e) Lender shall have received all fees, charges and expenses payable to Lender as required by this Amendment, including the Commitment Fee (as hereinafter defined), and in connection with this Amendment and the documentation related hereto, including, but not limited to, reasonable legal fees and out-of-pocket costs, (including reasonable in-house counsel fees and expenses), and Borrower hereby authorize Lender to charge such amounts as an Advance under the Revolving Facility.

ARTICLE V - RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Loan Documents are ratified and confirmed and shall continue in full force and effect. The Credit Parties hereby ratify and confirm that the Liens granted under the Credit Agreement secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of Lender pursuant to the Loan Documents (as now, hereafter or from time to time amended). The Credit Parties and Lender agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. The Credit Parties hereby, jointly and severally, represent and warrant to Lender that:

(a) The representations and warranties made by the Credit Parties (other than those made as of a specific date) contained in the Credit Agreement, as amended hereby, and each Loan Document are true and correct in all material respects (except that, for those representations and warranties already qualified by concepts of materiality, those representations and warranties shall be true and correct in all respects) on and as of the date hereof and as of the date of execution hereof as though made on and as of each such date;

(b) No Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing;

(c) No Borrower has amended its certificate of incorporation or bylaws (or any other equivalent governing agreement or document), as applicable, since the date of the Credit Agreement;

ARTICLE VI - AMENDMENT FEE

6.01 Amendment Fee. Borrower agrees to pay Lender $5,000 as an amendment fee, which fee shall be due and payable on the date hereof. Borrower hereby authorizes Lender to charge such fee as an Advance on the date hereof and shall be fully earned by Lender when so charged.

ARTICLE VII - MISCELLANEOUS PROVISIONS

7.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement, or any Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

7.02 Reference to Credit Agreement. Each of the Credit Agreement and the Loan Documents, and any and all Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

7.03 Expenses of Lender. As provided in the Credit Agreement, the Credit Parties agree to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Loan Documents, including, without, limitation, the reasonable costs and fees of Lender’s legal counsel.

7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and the Credit Parties and their respective successors and assigns, except that the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

7.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

7.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Credit Parties shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09 Applicable Law. THIS AMENDMENT AND ALL LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW SET FORTH IN THE CREDIT AGREEMENT.

7.10 Final Agreement. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE CREDIT PARTIES AND LENDER.

7.11 Release. THE CREDIT PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. THE CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER AND LENDERS, AND ANY OF THEIR RESPECTIVE PREDECESSORS, AGENTS, ATTORNEYS, EMPLOYEES,

AFFILIATES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE CREDIT PARTIES MAY NOW OR HEREAFTER HAVE AGAINST LENDER, OR ANY OF THEIR RESPECTIVE PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

BORROWER: NEOGENOMICS LABORATORIES, INC., a Florida corporation

By: /s/ George Cardoza
Name:	George Cardoza
Title:	CFO

GUARANTOR: NEOGENOMICS, INC., a Nevada corporation

By: /s/ George Cardoza
Name:	George Cardoza
Title:	CFO

LENDER: CAPITALSOURCE FINANCE LLC, as agent for the lenders

By: /s/ J. Stephen Klose
Name:	J. Stephen Klose
Title:	Authorized Signatory